New Data Presentation: KRAS-mutated Metastatic Colorectal Cancer (mCRC) September 8, 2021

2021 Corporation Presentation I 2 Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend" or other similar terms or expressions that concern our expectations, strategy, plans or intentions. These forward-looking statements are based on our current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, our need for additional financing; our ability to continue as a going concern; clinical trials involve a lengthy and expensive process with an uncertain outcome, and results of earlier studies and trials may not be predictive of future trial results; our clinical trials may be suspended or discontinued due to unexpected side effects or other safety risks that could preclude approval of our product candidates; risks related to business interruptions, including the outbreak of COVID-19 coronavirus, which could seriously harm our financial condition and increase our costs and expenses; uncertainties of government or third party payer reimbursement; dependence on key personnel; limited experience in marketing and sales; substantial competition; uncertainties of patent protection and litigation; dependence upon third parties; regulatory, and risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations. There are no guarantees that any of our technology or products will be utilized or prove to be commercially successful. Additionally, there are no guarantees that future clinical trials will be completed or successful or that any precision medicine therapeutics will receive regulatory approval for any indication or prove to be commercially successful. Investors should read the risk factors set forth in our Form 10-K for the year ended December 31, 2020, and other periodic reports filed with the Securities and Exchange Commission. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and we do not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances. Forward-Looking Statements

2021 Corporation Presentation I 3 Agenda KRAS-mutant Metastatic Colorectal Cancer Remains an Unmet Need for New Therapeutic Options Afsaneh Barzi, M.D., Ph.D., (City of Hope Comprehensive Cancer Center) Cardiff Oncology’s Key Clinical Advisor New Data: Onvansertib in Combination With FOLFIRI and Bevacizumab for Second Line Treatment of Metastatic Colorectal Cancer Patients With a KRAS Mutation Heinz-Josef Lenz, M.D., FACP (USC Norris Comprehensive Cancer Center) Cardiff Oncology’s mCRC Clinical Trial Principal Investigator The Cardiff Oncology Opportunity Mark Erlander, Ph.D., Chief Executive Officer Question & Answer Session

2021 Corporation Presentation I 4 • Joined Cardiff as CMO July 6 • Education: – BS Biology, Duke University – MD, University of Tennessee – Internal Medicine residency, University of Michigan – Medical Oncology fellowship, Fred Hutch Cancer Research Center/University of Washington • Academic experience: – Assistant Professor, Vanderbilt University, Division of Hematology/Oncology and Nashville VAMC 2002-2007 • Industry experience: – VP Clinical Development, ALX Oncology and CTI BioPharma – Clinical Development roles at SeaGen, Medivation, Array Biopharma, Pfizer, Biogen-Idec and Amgen – Contributed to filing packages for the following approved agents: • Crizotinib • Bosutinib • Brentuximab vedotin Katherine Ruffner, M.D. – Chief Medical Officer

2021 Corporation Presentation I 5 • Dr. Barzi serves as a key clinical advisor to Cardiff Oncology. • Academic appointments – Current: • Associate Professor for GI oncology at City of Hope Comprehensive Cancer Center (COH-CCC) • Clinical Director of AccessHope at COH-CCC – Previous: • Associate Professor of clinical medicine at the Keck School of Medicine of the University of Southern California. • Education – MD, Tehran University of Medical Sciences – Masters in Health Informatics, University of Texas Health Sciences Center at Houston – PhD, Public Health Management and Policy Sciences, University of Texas Health Sciences Center at Houston – Hematology and Oncology fellowship, Cleveland Clinic Taussig Cancer Center • Academic focus: – Research and practice on GI malignancies with a particular focus on colorectal cancer. – Use of biomarkers for personalized care. Afsaneh Barzi, M.D., Ph.D. – City of Hope Comprehensive Cancer Center

AFSANEH BARZI, M.D., PH.D. Associate Clinical Professor of Medical Oncology GI Oncology and Clinical Director of AccessHope City of Hope Comprehensive Cancer Center 6 KRAS-MUTANT METASTATIC COLORECTAL CANCER REMAINS AN UNMET NEED FOR NEW THERAPEUTIC OPTIONS

Objectives 7 01 02 03 Discuss the clinical burden of KRAS-mutated colorectal cancer Review ongoing areas of clinical research and their limitations Highlight the opportunity for onvansertib in KRAS- mutated mCRC

Mutated KRAS: a “negative” biomarker to avoid selecting an inappropriate treatment 1Khambata-Ford S et al. Journal of Clinical Oncology 2007 253230-3237 8  For most biomarkers, their presence is associated with benefit from a targeted agent o BRAF mutation: Encorafenib  Presence of KRAS is not associated with any benefit from EGFR antibodies (panitumumab and cetuximab)

KRAS mutations are highly prevalent in metastatic CRC Prevalence of metastatic disease 9 M et as ta tic p op ul at io n (5 0K p er y ea r) Recurrence (20K per year) Localized colon cancer Localized rectal cancer Metastatic at diagnosis (colon or rectal) (30K per year) Actionable biomarkers Actionable Biomarkers KRAS 45% MSI 10% BRAF 8% NRAS 5% HER2 5% NTRK 1% 1Siegel RL et al. CA Cancer J Clin. 2021: 71: 7- 33

Treatment landscape for KRAS mutated CRC First line: FOLFOX/FOLFIRI/FOLFOXIRI + Bevacizumab Second line: FOLFIRI/FOLFOX + Bevacizumab Third line: Regorafenib/TAS-102 Fourth line: TAS-102/Regorafenib Subsequent lines: Others 1NCCN Recommendations

KRAS mutation, a negative prognostic indicator in metastatic CRC  A pooled analysis of German Oncology trials included 1239 patients: 664 KRAS wild type and 462 KRAS mutation 11 1Modest P et al. Ann Oncol 2016 Sep;27(9):1746-53; 2Petrelli F et al. Med Oncol. 2013;30(3):650  A meta-analysis of patients who received bevacizumab containing regimen included 2266 patients: 54% KRAS wild type

Challenges in targeting KRAS • Direct targeting (not feasible) - RAS high affinity for GTP (activation mechanism) >>> impossible competition as normal functioning will be disrupted - Different KRAS mutations result in different conformational change - The shape of the conformation in G12C is permissive to inhibition • Farnesyl transferase: Lonafarnib and tipifarnib (failed due to redundant pathway for prenylation) • Downstream pathway inhibition (current focus) - MEK inhibitor - Combination of MEK and PI3K (ongoing) 1Gimple R and Wang X; Front. Oncol., 24 September 2019, Volume 9 -Article 965 12

G12C mutation in CRC: a small subset of patients

Somatic Mutations	N (%)
C.35G>A p.G12D	49 (29.2%)
C.35G>C p.G12A	15 (8.9%)
C.34G>T p.G12C	15 (8.9%)
C.34_35delinsTT p.G12F	1 (0.6%)
C.34G>A p.G12S	16 (9.5%)
C.35G>T p.G12V	41 (24.4%)
C.38G>A p.G13D	26 (15.5%)
C.37G>T p.G13C	2 (1.2%)
c.183A>T p.Q61H	4 (2.4%)



NRAS Mutant
BRAF Mutant
KRAS A146T/V
KRAS K117N
KRAS Q61L/H/R
KRAS E31K
KRAS Q22K
KRAS G13D
KRAS G13C
KRAS G12N
KRAS G12V
KRAS G12S
KRAS G12R
KRAS G12D
KRAS G12C
KRAS G12A
RAS/BRAF wt
n=415

City of Hope

[1]Janakiraman M et al. Cancer Res. 2010 Jul 15;70(14):5901-11; [2]Jones R et al. Br J Cancer. 2017 Mar 28;116(7):923-929

13

Not all G12C’s are the same: Colorectal Cancer vs. NSCLC 1DS Hong et al. N Engl. J Med 2020;383:1207-1217 14

Combination therapy: a requirement in KRAS-mutated CRC 1Amodio V et al. Cancer Discovery, 2020 Inclusion Criteria: Phase 3 Study: MRTX849 + Cetuximab vs Chemotherapy in Advanced Colorectal Cancer With KRAS G12C Mutation (KRYSTAL-10) Prior treatment with a therapy targeting KRAS G12C mutation (e.g., AMG 510) Prior treatment with an anti-EGFR antibody (e.g., cetuximab or panitumumab) Active brain metastasis Diagnosis of colorectal carcinoma with KRAS G12C mutation in tumor tissue Prior receipt of 1st line treatment in advanced CRC with documented progression of disease on or after treatment Exclusion Criteria: 15 Preclinical Data:

Other Therapeutic Efforts: Adoptive Transfer of KRAS G12D Specific T Cells

Administering Peripheral Blood Lymphocytes Transduced With a Murine T-Cell Receptor Recognizing the G12D Variant of Mutated RAS in HLA-A*11:01 Patients (NCT03745326).

- Metastatic or unresectable RAS G12D-expressing cancer which has progressed after standard therapy (if available).
- HLA-A*11:01 genotype is rare in the US population



A KRAS G12D Reactivity of Infusion Product
KRAS WT
KRAS G12D
TNF
IL-2
IFN-γ
CD107a
2%
98%
24%
50%
7%
6%
13%
No. of Effector Functions (gated on CD8)
0
1+
2+
3+
4+
B Computed Tomography of Chest
Before Treatment
6 Wk
9 Mo
Lesion 1
Lesion 2
Lesion 3
Lesion 4

[1]Tran E et al. N Engl J Med 2016; [2]Bardi MS et al. Rev Bras Hematol Hemoter. 2012;34(1):25-30

City of Hope 16

SOS1: Pan KRAS inhibitor Phase I : BI 1701963 Alone and Combined With Trametinib in Patients With Solid Tumors With KRAS Mutation Expansion in NSCLC Phase I + expansion: BI 1701963 Alone and Combined With Irinotecan in Patients With colorectal cancer Tumors With KRAS Mutation 1Nyiri k et al. Cancer and Metastasis Review 2020 17

MEK-inhibitor (trametinib) has been studied as single agent and in combination in KRAS-mutated cancers 1Infante JR et al. Lancet Oncol 2012 Aug;13(8):773-81 18

Toxicity of MEK Inhibitors (Trametinib) 1Infante JR et al. Lancet Oncol 2012 Aug;13(8):773-81 19

Toxicity of MEK Inhibitors (CH-5126766/VS-6766) 1Guo C et al. Lancet Oncol 2020 Nov; 21(11): 1478-1488 20

Beyond MEK 21

PLK1 Promotes Cancer Cell Survival by Facilitating DNA Repair of Irinotecan-induced DNA Damage

Onvansertib has the potential to sensitize cancer cells to irinotecan by preventing PLK1-mediated DNA repair



PLK1 Promotes Survival by Facilitating DNA Repair of Irinotecan-induced DSBs
Inhibition of TOP1
Irinotecan
Topoisomerase I
5'
3'
Collision with replication forks
Collision of DNA replication fork
Double-stranded DNA breaks (DSBs)
Double-stranded DNA breaks
DNA repair
PLK1
Apoptosis
Survival
Onvansertib

- Topoisomerase I inhibitors such as irinotecan induce double strand DNA breaks (DSBs) during replication (broken replication fork)
- PLK1 is recruited at the broken replication fork to promote DNA repair by homologous recombination (HR)[1]
- PLK1 also facilitates HR by phosphorylating RAD51 and BRCA1 and thereby inducing their recruitment to the DSBs[2,3]
- Repair of the DSBs promotes fork restart and cell survival

City of Hope

[1]Nakamura et al., Mol. Cell 81, 2021; [2]Yata et al. Mol. Cell 45, 2012; [3]Chabalier-Taste et al., Oncotarget 2016 Jan 19; 7(3)

22

PLK1 and RAS Cooperative Relationship


RAS
RAF
P
MEK
P
ERK
P
Onvansertib
P
CRAF
PLK1
PLK1 Activity
Mitotic Progression
Proliferation/Survival

- RAS activates PLK1 through a MEK/ERK-independent mechanism
- The downstream target of KRAS, pCRAF localizes to the mitotic spindle poles at mitosis where it interacts with PLK1 and promotes PLK1 activation, leading to mitosis and tumor progression[1]
- These data suggest that KRAS-activated cells are dependent on PLK1 for their proliferation and survival, and that inhibition PLK1 by onvansertib could inhibit tumor growth

City of Hope
[1]Mielgo et al., Nat. Med. 2011; 17(12):1641-5

23

Conclusions • Drug development for KRAS mutated cancers including colorectal cancer has been a long and tortuous way with no success thus far: remains an area of unmet need • Data suggests that targeting KRAS alone is unlikely to be effective for colorectal cancer: combination therapy is being pursued in this space • Onvansertib, a PLK1 inhibitor, targets KRAS pathway AND through its impact on DNA repair can enhance the effectiveness of irinotecan - The combination is being tested in second line therapy where irinotecan is a standard of care: logistical advantage - With >90 patients treated with the combination of onvansertib and irinotecan, the regimen is safe (grade 3-4 treatment emergent AEs = 10% (49 of 490): safety and tolerability - Response rate and duration of response in this population is impressive and seen across the most common KRAS subtypes associated with CRC: efficacy 24

Heinz-Josef Lenz, M.D., FACP – USC Norris Comprehensive Cancer Center



USC Norris Comprehensive Cancer Center
Keck Medicine of USC

- Dr. Lenz is the Principal Investigator for the Phase 1b/2 trial of onvansertib with FOLFIRI-bevacizumab in KRAS-mutated, metastatic colorectal carcinoma.
- Academic appointments at Southern California Norris Comprehensive Cancer Center:
  - Professor of Medicine and Preventive Medicine
  - Section head of Gastrointestinal Oncology, Division of Medical Oncology and co-director of the Colorectal Center
  - Associate Director for clinical research
  - Co-leader of the GI cancers program
- Training:
  - MD, Johannes-Gutenberg Universität in Mainz, Germany
  - Residency, Hematology and Oncology, University Hospital Tübingen, Germany,
  - Clerkship in oncology at George Washington University
  - Clerkship in hematology at Beth Israel Hospital
  - Fellowships in biochemistry and molecular biology at the University of Southern California Norris Comprehensive Cancer Center.
- Honors and committees
  - Member, American Association of Clinical Research, American Gastroenterology Association, and National Society of Genetic Counselors
  - Co-chair of the GI Committee and Correlative Science Committee for SWOG
  - National Cancer Institute (NCI) memberships: Task Force for Gastroesophageal Cancer, the NCI Steering Committee, and the NCI Translational Science Committee.

Cardiff Oncology™
2021 Corporation Presentation | 25

Heinz-Josef Lenz, M.D., FACP Professor of Medicine and Preventive Medicine Associate Director, Clinical Research J Terrence Lanni Chair in Cancer Research Co-Director, USC Center for Molecular Pathways and Drug Discovery USC/Norris Comprehensive Cancer Center Los Angeles, California Onvansertib in Combination With FOLFIRI and Bevacizumab for Second Line Treatment of Metastatic Colorectal Cancer Patients With a KRAS Mutation

Clinical Trial Rationale Based on Preclinical Data

Synthetic Lethality: KRAS mutant cells are hypersensitive to PLK1 inhibition

Synergy: onvansertib synergizes with irinotecan and 5-FU in preclinical models

- Onvansertib induced synergistic anti-tumor activity in combination with both standard-of-care chemotherapeutic drugs - irinotecan and 5-FU in a KRAS-mutant xenograft model

Anti-Tumor Activity of Onvansertib in Combination with Irinotecan and 5-FU in the HCT-116 KRAS-Mutant CRC Xenograft Model



Tumor volume (cm3)
3
2
1
0
0
10
20
30
40
Days post-treatment
Vehicle
Irinotecan
Onvansertib
Onvansertib + Irinotecan

TGI on Day 17	
Onvansertib (Onv)	55%
Irinotecan (Irin)	53%
Onv+Irin	88%



Tumor volume (cm3)
1.5
1.0
0.5
0.0
0
10
20
Days post-treatment
Vehicle
Onvansertib
5-FU
Onvansertib + 5-FU

TGI on Day 21	
Onvansertib (Onv)	16%
5-FU	13%
Onv+5FU	56%

27

Primary Endpoints: • Phase 1b: characterization of DLTs, adverse events and tolerability • Phase 2: objective response rate (ORR) in patients who receive at least 1 cycle of treatment and had radiographic scan Secondary Endpoints: • Progression-free survival (PFS) • Reduction in KRAS allelic burden assessed by liquid biopsies Treatment Schedule 1 Cycle = 28 Days 14 Days 1 2 3 4 5 6 – 14 onvansertib FOLFIRI + bevacizumab 14 Days 1 2 3 4 5 6 – 14 onvansertib FOLFIRI + bevacizumab Key Eligibility criteria • Metastatic and unresectable CRC • KRAS mutation in primary tumor or metastasis • Failed or is intolerant to first line treatment of 5-FU and oxaliplatin with or without bevacizumab • Discontinued first-line treatment because of toxicity and progressed <6 months after last dose • Received oxaliplatin/fluoropyrimidine-based neoadjuvant or adjuvant therapy and have disease recurrence or progressed >6 months from last dose Trial Design and Efficacy Endpoints 28

As of 02-Jul-21 Total patients N=45 Median [range] or n (%) Age, years 58 [36-83] Sex Male 25 (56%) Female 20 (44%) ECOG 0 29 (64%) 1 15 (33%) Primary tumor site Right Colon 16 (36%) Left Colon 7 (16%) Rectum 15 (33%) Other/Unknown/Not Provided 7 (16%) Liver metastasis None 10 (22%) Liver and other 26 (58%) Liver only 9 (20%) Number of metastatic organs 1 14 (31%) ≥2 31 (69%) Prior Bevacizumab treatment Yes 29 (64%) No 15 (33%) Unknown/Not Provided 1 (2%) Phase 1b/2: Patient Enrollment and Baseline Characteristics Number of patients (N) Phase 1b Dose Level 0 Onvansertib 12mg/m2 Phase 1b Dose Level +1 Onvansertib 15mg/m2 Phase 1b Dose level +2 Onvansertib 18mg/m2 Phase 2 RP2D Onvansertib 15mg/m2 Total Patients All Doses Treated 6 6 6 27 45 Currently on Treatment 0 2 1 25 28

Phase 1b/2: Safety and Tolerability of Onvansertib Demonstrated

Most Common Treatment-Emergent Adverse Events (TEAEs) as of 02-July-21

N = 45 Patients

TEAEs*	Grade 1	Grade 2	Grade 3	Grade 4	All Grades
Fatigue	12	3	13	0	28
Neutropenia	1	11	8	5	25
Nausea	15	5	2	0	22
Abdominal Pain	9	5	2	0	16
Diarrhea	8	6	2	0	16
Mucositis	8	5	2	0	15
Alopecia	12	2	0	0	14
WBC Decrease	4	7	1	1	13
Anemia	7	4	0	0	11
Platelet Count Decrease	6	4	0	0	10
Hypertension	2	4	2	0	8
Vomiting	4	3	1	0	8
Headache	6	0	0	0	6
Neuropathy	5	1	0	0	6
ALT increase	3	0	1	0	4
AST Increase	1	1	1	0	3
Palmar-plantar Dysesthesia	0	0	3	0	3
Dehydration	0	2	1	0	3
GERD	3	0	0	0	3

*n=number of patients (total N=45)
WBC=white blood cells; ALT= alanine aminotransferase; AST= aspartate aminotransferase

- 8 patients had a total of 10 G4 adverse events:
  - Neutropenia (n=6); Decreased WBC (n=2); Neutropenic fever (n=1); Hyperphosphatemia (n=1)
- Combination regimen was well tolerated:
  - Of all TEAEs only 10% (49/490) were G3/G4
  - The only G3/G4 AEs reported in ≥2 patients were Neutropenia (n=17 events); Fatigue (n=13); WBC decease (n=3); Nausea (n=2); Abd pain (n=2); Diarrhea (n=2); Mucositis (n=2); and HTN (n=2).
- 5-FU bolus was discontinued due to hematological toxicities in all 16 of the patients in Phase 1b who received more than 1 course of treatment
  - Only 2 of 16 patients continued to have neutropenia following elimination of the 5-FU bolus
- No major/unexpected toxicities were attributed to onvansertib

30

All Doses of Onvansertib (12 mg/m2, 15mg/m2, 18 mg/m2) RP2D Dose of Onvansertib (15 mg/m2) Response-Evaluable Patients Partial Response (PRs) 32* 12 (38%) 19** 8 (42%) Summary of Preliminary Efficacy 31 As of 02-Jul-21 Response-Evaluable Patients = completed at least 1 cycle of treatment and had at least 1 post-baseline radiographic scan or had progressive disease within 8 weeks while on treatment *Of the 45 patients treated with at least 1 dose, 11 patients had not yet reached their first post-baseline scan as of the data cutoff date, and 2 patients came off trial before completing their first cycle of treatment (1 patient at 12 mg/m2 had a DLT and 1 patient at 18 mg/m2 had progressive disease) and therefore are not included in the response-evaluable population **3 Patients were excluded from the RP2D efficacy evaluation because they received onvansertib 12 mg/m2 instead of the assigned per protocol dose of 15 mg/m2

• Of the 32 patients from Phase 1b/2 evaluable for efficacy*: – 12 (38%) achieved a partial response (PR) • 6 confirmed and 6 unconfirmed PRs as of 02-Jul-21 • Further follow-up: 10 confirmed and 2 unconfirmed PRs as of 08-Sept-21 • 2 patients went off study to have potentially curative surgery Treatment Response and Duration (All Onvansertib Doses) *Completed at least 1 cycle of treatment and had radiographic scan or progressed within 8 weeks while on treatment Phase 1b/2: Efficacy and Treatment Duration Demonstrated Across All Dose Levels 32 As of 02-Jul-21 Patients assigned to 15 mg/m2 but dosed at 12 mg/m2

19 of 22 patients treated per protocol* with onvansertib at the RP2D (15 mg/m2) were evaluable for efficacy:** • 8 (42%) achieved a partial response (PR) • 3 confirmed and 5 unconfirmed PRs as of 02-Jul-21 • Further follow-up: 7 confirmed and 1 unconfirmed PRs as of 09-08-21 33 Efficacy at the RP2D of Onvansertib 15 mg/m2 Treatment Response and Duration (Onvansertib 15 mg/m2) *3 Patients were excluded from the RP2D efficacy evaluation because they received onvansertib 12 mg/m2 instead of the assigned per protocol dose of 15 mg/m2 **Completed at least 1 cycle of treatment and had radiographic scan or progressed within 8 weeks while on treatment As of 02-Jul-21

Median Progression-Free Survival (mPFS) Has Not Yet Been Reached To-Date 34 As of 02-Jul-21 • Patients treated at the RP2D 15 mg/m2 have not yet reached the mPFS to-date All Phase 1b/2 Evaluable Patients (N=32): mPFS is 9.4 (95% CI 7.8 –NA) Months to-Date

• PRs have been achieved across all dose levels • 4 additional PRs have been confirmed since the 02-Jul-21 data cutoff date Best Radiographic Response 35 As of 02-Jul-21 02 -01 5 02 -00 8 06 -03 6 07 -03 0 06 -02 1 03 -02 2 01 -01 1 06 -03 9 01 -01 4 02 -01 6 01 -02 0 02 -03 1 02 -02 8 06 -04 0 07 -03 5 02 -01 2 01 -00 3 07 -02 9 01 -00 6 03 -03 4 04 -03 2 04 -03 8 04 -02 3 01 -01 8 01 -00 7 03 -02 7 01 -01 0 02 -00 5 01 -01 9 02 -00 4 01 -01 3 05 -03 3 -50 0 50 100 Best Radiographic Response _All Doses _ 2JUL2021 % c ha ng e in ta rg et le si on s fro m b as el in e Stable Disease Progressive Disease Partial Response Confirmed PR 06 -03 6 07 -03 0 06 -02 1 03 -02 2 01 -01 1 06 -03 9 01 -02 0 06 -04 0 07 -03 5 07 -02 9 03 -03 4 04 -03 2 04 -03 8 04 -02 3 01 -01 8 03 -02 7 01 -01 0 01 -01 9 05 -03 3 06 -03 6 07 -03 0 -50 0 50 Best Radiographic Response _15mg/m2 _ 2JUL2021 % c ha ng e in ta rg et le si on s fr om b as el in e Stable DiseasePartial Response Confirmed PR Best Radiographic Response RP2D – 15 mg/m2 Best Radiographic Response All Doses

Changes in KRAS Mutant Allele Frequency (MAF) Correlates with Clinical Responses

% KRAS MAF Decrease Following 1 Cycle of Treatment



%Change in KRAS MAF
**
**
0
-50
-100
-90%
%change in KRAS MAF at Cycle 2 Day 1 from baseline
PR
SD
PD

	PR	SD	PD
Mean	-96.83	-69.80	-40.50

** p ≤ 0.005

- KRAS MAF was measured by digital droplet PCR (ddPCR) at baseline (Cycle 1 Day 1, pre-dose) and on-treatment (Day 1 of Cycles 2 to 9)
- 29 of 32 patients evaluable for efficacy had a KRAS mutation detected by ddPCR at baseline
- Clinical responses were observed across patients with different KRAS mutations, including the 3 most prevalent in CRC (G12D, G12V, G13D)
- Decrease in KRAS MAF after 1 cycle of treatment was correlated with clinical response:
  - Decrease in KRAS MAF was significantly higher in patients achieving PR vs patients with SD or PD as best response (P≤ 0.005)
  - 92% (11/12) of PR patients had >90% decrease in KRAS MAF after the 1st cycle, while only 21% (3/14) SD patients and none of the PD patients has such decrease

36

• 7 different variants were detected by targeted next-generation sequencing (NGS) in circulating tumor DNA (ctDNA) isolated from patient plasma at baseline • Clinical responses were observed across different KRAS variants, including the 3 most common (G12D, G12V, G13D) representing 69% of KRAS variants in CRC1 1Jones et al., Br J Cancer 2017; 116 (7):923-929 KRAS Mutation Variants in Treated Patients Number of Patients by Best Response KRAS Variant Partial Response (PR) Stable Disease (SD) Progressive Disease (PD) Total G12D 3 4 1 8 G12V 1 5 6 G13D 2 2 4 G12A 3 1 4 A146T 2 2 4 G12S 3 3 G12C 1 1 2 Q61H 1 1 Total 12 18 2 32 37

Safety • The combination of onvansertib and FOLFIRI/Bev is well-tolerated • Only 10% (49/490) of reported TEAEs were G3/G4 Efficacy • Of the 32 Phase 1b/2 patients evaluable for efficacy: – 12 (38%) achieved a partial response (PR) • 6 confirmed and 6 unconfirmed PRs as of 02-Jul021 • Further follow-up: 10 confirmed and 2 unconfirmed PRs as of 09-Sept-21 – Confirmed PRs: 10/32 (31%) • Of the 19 patients at the RP2D (onvansertib 15 mg/m2) evaluable for efficacy: – 8 (42%) achieved a partial response (PR) • 3 confirmed and 5 unconfirmed PRs as of 02-Jul-21 • Further follow-up: 7 confirmed and 1 unconfirmed PRs as of 08-Sept-21 – Confirmed PRs: 7/19 (37%) • Median PFS across Phase 1b/2 evaluable patients (N=32) is 9.4 (95% CI 7.8 – NA) months to-date KRAS Biomarker • Clinical responses were observed across different KRAS variants, including the 3 most common in CRC • Patients achieving a PR showed the greatest decreases in plasma mutant KRAS after 1 cycle of therapy 38 Conclusions

The Cardiff Oncology Opportunity Mark Erlander, PhD – Chief Executive Officer

Second-Line Treatment of KRAS-Mutated mCRC Phase 1b/2 open-label trial of onvansertib + FOLFIRI/bevacizumab Principal Investigator: Dr. Heinz-Josef Lenz

2021 Corporation Presentation I 41 13% 11.5 months Not Reported for Second-line 11.2 months Overall Survival (OS) 4.5 months 5.6 months 5.7 months Progression-Free Survival (PFS) 11.4% 5% Objective Response Rate (ORR) Systematic Literature-Based Analysis of 23 Randomized Trials (10,800 Patients) in Second-Line mCRC1 (2000 – 2013) TRIBE2 Randomized Phase 3 Trial: SOC arm FOLFIRI + bev in Second-line following FOLFOX + bev First-line2,3 (2015 – 2017) ML18147 Phase 3 Registrational Trial of FOLFIRI + bev in second- line4 (2006 – 2008) 1Giessen et al., Acta Oncologica, 2015, 54: 187-193; 2Cremolini et al., Lancet Oncol 2020, 21: 497–507; 3Antoniotti et al., Correspondence Lancet Oncol June 2020; 4Bennouna et al., Lancet Oncol 2013; 14: 29–37; mCRC: Metastatic colorectal cancer; SOC: Standard-of-care Standard-of-Care Second Line mCRC Benchmarks for Median ORR, PFS and OS New Second-Line mCRC Treatment Options are an Unmet Need

2021 Corporation Presentation I 42 Efficacy Data Remain Consistent as Patient Numbers Increase AS OF APRIL 4 AS OF JULY 2 All Doses (12mg/m2, 15 mg/m2, 18 mg/m2) 18 7 of 18 (39%) 6 of 18 (33%) All Doses (12mg/m2, 15 mg/m2, 18 mg/m2) Phase 2 Dose (15 mg/m2) 32 19 12 of 32 (38%) 8 of 19 (42%) 10 of 32 (31%) 7 of 19 (37%) Number of Evaluable Patients Initial PRs as of Data Cutoff Date Confirmed PRs

Onvansertib's MOA Creates a Broad Opportunity: Inhibit DNA Repair and Mitosis

Cell cycle


S
G2
M
G1


G2
M
S
G1


G2
M
S
G1

Topoisomerase-I inhibitors
(Irinotecan, Topotecan)

PARP inhibitors

Stalled replication fork and DNA double strand breaks (DSBs)

DNA repair by homologous recombination (HR)

PLK1

PLK1 facilitates HR-mediated DNA repair [1,2,3]

Cell cycle progression and tumor cell survival

Genotoxic stress
Radiation, chemotherapeutics

DNA damage

Activation of cell cycle checkpoint signaling pathways (ATR/Chk1, ATM/Chk2, Wee1)

PLK1

PLK1 promotes G2/M DNA damage checkpoint recovery and cell cycle reentry[4]

Cell arrest at the G2/M checkpoint

Cell proliferation

Microtubule-targeting agents

- *MT stabilizing agents: paclitaxel, docetaxel, cabazitaxel*
- *MT destabilizing agents: Vinca-Alkaloids, Maytansinoid [DM1, DM4] or Auristatin (MMAE) antibody-drug conjugates*

Mitotic arrest

PLK1

PLK1 promotes mitotic progression and exit[5]

Cell death

Cell proliferation

[1]Yata et al. Mol. Cell 45, 2012; [2]Chabalier-Taste et al., Oncotarget 2016 Jan 19; 7(3), [3]Nakamura et al., Mol. Cell 81, 2021, [4]van Vuget and Yaffe, Cell Cycle 9:11, 2010; [5]Zitouni et al., Nat Rev Mol Cell Biol. 2014; 15(7)

Cardiff Oncology™
2021 Corporation Presentation | 43

2021 Corporation Presentation I 44 Onvansertib is a Platform Molecule Inhibit Ability of PLK1 to Repair DNA Inhibit Ability of PLK1 to Promote Cell Division (Mitosis) DNA Damaging Agent Microtubule (MT) Targeting Agents (Disruption of Mitosis) Chemo: Irinotecan & 5-FU PARP Inhibitors Radiation Paclitaxel-MT Stabilizer Abiraterone DM4-MT Destabilizer mCRC Phase 1b/2 Trial mPDAC Phase 2 Trial   mCRPC  Phase 2 Trial Ovarian    Breast (TNBC and ER+)   SCLC    Medulloblastoma 

2021 Corporation Presentation I 45 Clinical-stage oncology company, developing new precision medicine treatment options for cancer patients in indications with the greatest unmet medical need Cardiff Oncology At-A-Glance Exchange Nasdaq: CRDF Cash, Cash Equivalents and Investments* $140.1M Quarterly Net Cash Used in Operating Activities (1H’2021 Average) $5.1M Website: www.cardiffoncology.com Analyst Coverage Cowen – Marc Frahm, Ph.D. Piper – Joseph Catanzaro, Ph.D. H.C. Wainwright – Raghuram Selvaraju, Ph.D. Maxim Group – Naureen Quibria, Ph.D. The above financial information is derived from our unaudited financials in Form 10Q filed on 08/05/21; *as of 06/30/21